UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities and Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material Under Rule 14a-12

MISSION WEST PROPERTIES, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

MISSION WEST PROPERTIES, INC.

__________________

________________________

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2010 ANNUAL STOCKHOLDERS’ MEETING

The undersigned hereby appoints Carl E. Berg and Raymond V. Marino, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all shares of common stock of Mission West Properties, Inc. (the “Company”) held of record by the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the 2010 Annual Stockholders’ Meeting (the “Annual Meeting”) to be held on May 20, 2010 and any adjournment of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.  NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

___________________________________________________________________________________________________________________________________________
DETACH HERE
☒ Please mark vote as in this example
1.     Election of Directors
   Nominees:  01 Carl E. Berg   02 William A. Hasler   03 Lawrence B. Helzel   04 Raymond V. Marino   05 Martin S. Roher

   ☐Vote FOR                                     ☐Vote WITHHELD
         all nominees                                        from all nominees
               (except as marked)

2. Ratify the selection of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2010. FOR AGAINST ABSTAIN ☐ ☐ ☐
Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided below.
        ____________________________________________

        ____________________________________________

Such other business as may properly come before the meeting or any adjournment thereof.
_________________________________________________ Name _________________________________________________ Street Address _________________________________________________ City State Country Zip Code
MARK HERE FOR
ADDRESS CHANGE        ☐
AND NOTE AT LEFT

Please sign exactly as name appears hereon.  Joint owners should each sign.  Executors, administrators, trustees, guardians or other fiduciaries should give full title as such.  If signing for a corporation or other entity, please sign in full corporate or other entity name by a duly authorized officer.

☐Please check here if you plan on attending the 2010 Annual Stockholders’ Meeting.
Signature: ___________________________ Date: __________	Signature:______________________________ Date: _________________